UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): January 11, 2008

Riptide Worldwide, Inc.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

200 East Palm Valley Drive, 2nd Floor, Oviedo, FL 32765

(Address of principal executive offices) (Zip Code)

(321)-296-7724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

This Current Report on Form 8-K amends the Current Report on Form 8-K dated November 7, 2007 and filed on November 13, 2007.  As of  January 11, 2008, we entered into the First Amendment to Agreement and Plan of Merger (the “Amended Agreement”), filed herewith as Exhibit 10.1(a), between  Riptide Worldwide, Inc., formerly Shea Development Corp. (“Riptide”), and CRI Advantage, Inc. (“CRI”).  The Amended Agreement extends the closing date of the acquisition of CRI by Riptide to January 31, 2008 and amends other provisions of the original Agreement and Plan of Merger that are affected by the new closing date.

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired

Not Applicable

(b)  Pro-forma financial information

Not Applicable

(c)  Shell company transactions

Not Applicable

(d)                       Exhibits

10.1(a)  Amendment No. 1 to Agreement and Plan of Merger as of January 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2008	RIPTIDE WORLDWIDE, INC.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.1(a)	Amendment No. 1 to Agreement and Plan of Merger as of January 11, 2008